SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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☐  Soliciting Material Pursuant to § 240.14a-12

TIME WARNER CABLE INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 19, 2011. Meeting Information TIME WARNER CABLE INC. Meeting Type: Annual Meeting For holders as of: March 24, 2011 Date: May 19, 2011 Time: 9:30 a.m. EDT Location: The Ballantyne Hotel 10000 Ballantyne Commons Parkway Charlotte, North Carolina 28277 You are receiving this communication because you hold shares in the above named company. TIME WARNER CABLE INC. C/O BNY MELLON SHAREOWNER SERVICES This is not a ballot. You cannot use this notice to vote POST OFFICE BOX 3540 these shares. This communication presents only an SOUTH HACKENSACK, NJ 07606-9240 overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. -P05550-Z54668 See the reverse side of this notice to obtain M33377 proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 2011 NOTICE AND PROXY STATEMENT 2010 ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow JXXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow JXXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 5, 2011 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box M33378-P05550-Z54668 marked by the arrow JXXXX XXXX XXXX available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends a vote “FOR” the following proposals: 1. Election of Directors Nominees: 1a Carole Black 2 Ratification of Independent Registered Public Accounting Firm 1b Glenn A. Britt 3 Approval of the Time Warner Cable Inc. 2011 Stock Incentive Plan 1c Thomas H. Castro 4 Approval of the advisory resolution on executive compensation 1d David C. Chang The Board of Directors recommends you vote for 1 YEAR on the following proposal: 1e James E. Copeland, Jr. 5 Advisory vote on frequency of future advisory votes on executive compensation 1f Peter R. Haje 6 In their discretion, on such other matters as may properly come before the meeting or any adjournment or adjournments thereof. 1g Donna A. James 1h Don Logan 1i N.J. Nicholas, Jr. Z54668 1j Wayne H. Pace -P05550 1k Edward D. Shirley — 1l John E. Sununu M33379

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